SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): December 22, 1998


                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
(Exact names of registrants as specified in their respective governing documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrants' telephone number, including area code:   (610) 648-1700

ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 92.57% interest in the Operating Partnership (as of September 30, 1998) (the Trust and the Operating Partnership are collectively referred to as the "Company").

On December 22, 1998, the Company acquired title to three industrial properties, comprising 434,055 leaseable square feet, located in Pleasant Prairie, Wisconsin (the "Wispark Properties"). The Company's Total Investment (as defined below) in the Wispark Properties is anticipated to be approximately $19.4 million. The "Total Investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement.

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning the Wispark Properties is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price to be paid for the Wispark Properties included the historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and location of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the Wispark Properties, is not aware of any material fact, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

-------------------------------
The statements contained in this filing may include forward-looking statements within the meaning of the federal securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a)  Financial Statements of Real Estate Operations Acquired

          Statement of Operating Revenues and Certain
          Operating Expenses for the Wispark Properties

             Report of Independent Auditors........................   4

             Statement of Operating Revenues and Certain Operating
              Expenses for the Wispark Properties for the nine
              months ended September 30, 1998 (unaudited) and for
              the year ended December 31, 1997.....................   5

             Notes to the Statement of Operating Revenues and
              Certain Operating Expenses for the Wispark Properties
              for the nine months ended September 30, 1998
              (unaudited)and for the year ended December 31, 1997..   6

(b)   Pro Forma Financial Information (unaudited)
       Liberty Property Trust......................................   8

             Pro Forma Condensed Consolidated Balance Sheet as of
              September 30, 1998...................................   9
             Pro Forma Consolidated Statement of Operations for
              the nine months ended September 30, 1998.............   10
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the nine months ended
              September 30, 1998...................................   11
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................   12
             Notes to Pro Forma Consolidated Financial Statement
              for the year ended December 31, 1997.................   13

       Liberty Property Limited Partnership.........................  14

             Pro Forma Condensed Consolidated Balance Sheet as of
              September 30, 1998...................................   15
             Pro Forma Consolidated Statement of Operations for the
              nine months ended September 30, 1998.................   16
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the nine months ended
              September 30, 1998...................................   17
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................   18
             Notes to Pro Forma Consolidated Financial Statement
              for the year ended December 31, 1997.................   19

Signatures.........................................................   20

(c)   Exhibits
         23    Consent of Fegley & Associates......................   21

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of the Wispark Properties, as defined in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Wispark Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of the Wispark Properties' revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
December 22, 1998

  STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
     FOR THE WISPARK PROPERTIES FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 1998 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 1997
                             (IN THOUSANDS)

                                              NINE
                                          MONTHS ENDED       YEAR ENDED
                                         SEPTEMBER 30,      DECEMBER 31,
                                              1998              1997
                                         --------------     ------------

Operating revenues:

 Rental                                     $ 1,190            $ 1,640

 Operating expense reimbursement                375                536
                                            -------            -------

 Total operating revenues                     1,565              2,176
                                            -------            -------

Certain operating expenses:

  Rental property expenses                       82                147

  Real estate taxes                             246                321
                                            -------            -------

  Total certain operating expenses              328                468
                                            -------            -------

Operating revenues in excess of certain
   operating expenses                       $ 1,237            $ 1,708
                                            =======            =======

The accompanying notes are an integral part of this statement.

            NOTES TO THE STATEMENT OF OPERATING REVENUES AND
         CERTAIN OPERATING EXPENSES FOR THE WISPARK PROPERTIES
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)
              AND FOR THE YEAR ENDED DECEMBER 31, 1997

1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of the Wispark Properties. Liberty Property Trust (the "Company") owns an approximate 92.57% partners' interest in the Operating Partnership (as of September 30, 1998) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME          LOCATION              DESCRIPTION
-------------------    --------------------  ---------------------------
9801 80th Avenue       Pleasant Prairie, WI  Industrial building 277,454
                                              leaseable square feet

8400 Lakeview Parkway  Pleasant Prairie, WI  Industrial building 84,250 leaseable square feet

8401 Lakeview Parkway  Pleasant Prairie, WI  Industrial building 72,351 leaseable square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the Wispark Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to the Wispark Properties.

The Wispark Properties consist of commercial industrial space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the Wispark
Properties under non-cancellable operating leases as of December 31, 1997 are as follows (in thousands):

                1998                         $ 1,546
                1999                           1,375
                2000                             977
                2001                             863
                2002                             848
                Thereafter                     1,976
                                             --------
                Total                        $ 7,585
                                             ========

                         LIBERTY PROPERTY TRUST

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1998 reflects the incremental effect of the Wispark Properties described in Item 5 as if the acquisition had occurred on September 30, 1998. The accompanying unaudited, pro forma consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect the incremental effect the Wispark Properties, as if such acquisition had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and its Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Wispark Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Wispark Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      AS OF SEPTEMBER 30, 1998
                      (UNAUDITED, IN THOUSANDS)

                                                                     LIBERTY
                                                    THE             PROPERTY
                                   HISTORICAL     WISPARK             TRUST
                                      <F1>       PROPERTIES        CONSOLIDATED
                                   ----------   --------------     ------------
ASSETS:
Investment in real estate, net     $2,722,507   $  19,400   <F2>   $2,741,907
Cash and cash equivalents              10,610           -              10,610
Deferred financing and
 leasing costs, net                    35,513           -              35,513
Other assets                           57,136           -              57,136
                                   ----------   -----------        -----------

   Total assets                    $2,825,766   $  19,400          $2,845,166
                                   ==========   ===========        ===========

LIABILITIES:
Mortgage loans                     $  414,917   $       -          $  414,917
Unsecured notes                       625,000           -             625,000
Credit facility                       198,000      19,400   <F3>      217,400
Convertible debentures                104,034           -             104,034
Other liabilities                     117,901           -             117,901
                                   ----------   -----------        -----------

   Total liabilities                1,459,852      19,400           1,479,252
                                   ----------   -----------        -----------

MINORITY INTEREST                     101,487           -             101,487

SHAREHOLDERS' EQUITY:
Series A preferred shares             120,814           -             120,814
Common shares                              65           -                  65
Additional paid-in capital          1,162,897           -           1,162,897
Unearned compensation                    (667)          -                (667)
Dividends in excess of net income     (18,682)          -             (18,682)
                                   ----------   -----------        -----------

     Total shareholders' equity     1,264,427           -           1,264,427
                                   ----------   -----------        -----------

     Total liabilities and
      shareholders' equity         $2,825,766   $  19,400          $2,845,166
                                   ==========   ===========        ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY TRUST

               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
          (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             THE                            LIBERTY
                                           WISPARK         PRO              PROPERTY
                           HISTORICAL     PROPERTIES      FORMA              TRUST
                              <F1>         <F4>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $  203,297   $  1,190                           $ 204,487
Operating expense reim-
 bursement                     71,048        375                              71,423
Management fees                   447          -                                 447
Interest and other              2,781          -                               2,781
                           ----------   ---------                         ----------
Total revenue                 277,573      1,565                             279,138
                           ----------   ---------                         ----------

OPERATING EXPENSES
Rental property expenses       51,786         82                              51,868
Real estate taxes              23,765        246                              24,011
General and administrative     11,409          -                              11,409
Depreciation and amorti-
 zation                        48,809          -        $   364  <F5>         49,173
                           ----------   ---------      ---------          ----------

Total operating expenses      135,769        328            364              136,461
                           ----------   ---------      ---------          ----------

Operating income              141,804      1,237           (364)             142,677

Interest expense               56,255          -            978  <F6>         57,233
                           ----------   ---------      ---------          ----------
Income (loss) before
 minority interest             85,549      1,237         (1,342)              85,444

Minority interest               5,962         94           (104) <F7>          5,952
                           ----------   ---------      ---------          ----------

Net income (loss)              79,587      1,143         (1,238)              79,492 <F8>

Preferred dividend              8,250          -             -                 8,250
                           ----------   ---------      ---------          ----------
Income available to
  common shareholders      $   71,337   $  1,143       $ (1,238)          $   71,242
                           ==========   =========      ==========         ==========
Income per common
 share - basic             $     1.20                                     $     1.20
                           ==========                                     ==========
Income per common
 share - diluted           $     1.19                                     $     1.19
                           ==========                                     ==========

Weighted average number
 of common shares out-
 standing - basic              59,507                                         59,507
                           ==========                                     ==========
Weighted average number
 of common shares out-
 standing - diluted            59,810                                         59,810
                           ==========                                    ===========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
             AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                        (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
September 30, 1998 and for the nine months ended September 30, 1998.

<F2>  Reflects the Total Investment in the Wispark Properties.

<F3>  Reflects the use of $19,400 from the credit facility to finance the Total Investment in the Wispark Properties.

<F4>  Reflects incremental addition of revenues and certain expenses of the Wispark Properties in order to reflect a full nine months of operations for the acquisition.

<F5>  Reflects incremental depreciation of the Wispark Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $19,400 on the credit facility to fund the purchase of the Wispark Properties.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 7.71%.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1998 is approximately $80,114 which has been calculated as pro forma income from operations of approximately $79,492 plus GAAP depreciation and amortization of $49,173 less tax basis depreciation and amortization and other tax differences of approximately $48,551.

                          LIBERTY PROPERTY TRUST
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997
            (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             THE                            LIBERTY
                                           WISPARK         PRO              PROPERTY
                           HISTORICAL     PROPERTIES      FORMA              TRUST
                              <F1>         <F2>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $  169,859     $   1,640                         $ 171,499
Operating expense reim-
 bursement                     55,502           536                            56,038
Management fees                   673            -                                673
Interest and other              6,483            -                              6,483
                           ----------     ---------                         ----------
Total revenue                 232,517         2,176                           234,693
                           ----------     ---------                         ----------

OPERATING EXPENSES
Rental property expenses       43,118           147                            43,265
Real estate taxes              17,961           321                            18,282
General and administrative     10,650             -                            10,650
Depreciation and amorti-
 zation                        40,752             -    $   485  <F3>           41,237
                           ----------     ---------    ---------            ----------

Total operating expenses      112,481           468        485                113,434
                           ----------     ---------    ---------            ----------

Operating income              120,036         1,708       (485)               121,259

Premium on debenture
 conversion                        98             -          -                     98

Interest expense               53,888             -      1,305  <F4>           55,193
                           ----------     ---------   ---------             ----------
Income (loss) before
 minority interest             66,050         1,708     (1,790)                65,968

Minority interest               5,606           154       (162) <F5>            5,598
                           ----------     ---------   ---------             ----------

Net income (loss)              60,444         1,554     (1,628)                60,370
<F6>

Preferred dividend              4,247             -          -                  4,247
                           ----------     ---------   ---------             ----------
Income available to
  common shareholders      $   56,197     $   1,554   $ (1,628)             $  56,123
                           ==========     =========   ==========            ==========
Income per common
 share - basic             $     1.39                                       $    1.39
                           ==========                                       ==========
Income per common
 share - diluted           $     1.38                                       $    1.38
                           ==========                                       ==========
Weighted average number
 of common shares out-
 standing - basic              40,493                                          40,493
                           ==========                                       ==========
Weighted average number
 of common shares out-
 standing - diluted            40,806                                          40,806
                           ==========                                       ==========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                       LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
                 FOR THE YEAR ENDED DECEMBER 31, 1997
                  (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1997.

<F2>  Reflects incremental addition of revenues and certain expenses of the Wispark Properties in order to reflect a full year of operations for the acquisition.

<F3>  Reflects incremental depreciation of the Wispark Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $19,400 on the credit facility to fund the purchase of the Wispark Properties.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 9.07%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1997 is approximately $47,015 which has been calculated as pro forma income from operations of approximately $60,370 plus GAAP depreciation and amortization of $41,237 less tax basis depreciation and amortization and other tax differences of approximately $54,592.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1998 reflects the incremental effect of the Wispark Properties described in Item 5 as if the acquisition had occurred on September 30, 1998. The accompanying unaudited, pro forma consolidated statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect the incremental effect of the Wispark Properties, as if such acquisition had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and its Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Wispark Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Wispark Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

               LIBERTY PROPERTY LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                     AS OF SEPTEMBER 30, 1998
                    (UNAUDITED, IN THOUSANDS)

                                                                    LIBERTY
                                                                    PROPERTY
                                                     THE            LIMITED
                                   HISTORICAL      WISPARK        PARTNERSHIP
                                      <F1>        PROPERTIES      CONSOLIDATED
                                   ----------   --------------    ------------
ASSETS:
Investment in real estate, net     $2,722,507   $  19,400 <F2>     $2,741,907
Cash and cash equivalents              10,610           -              10,610
Deferred financing and
 leasing costs, net                    35,513           -              35,513
Other assets                           57,136           -              57,136
                                   ----------   -----------       -----------

   Total assets                    $2,825,766   $  19,400          $2,845,166
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  414,917   $       -          $  414,917
Unsecured notes                       625,000           -             625,000
Credit facility                       198,000      19,400 <F3>        217,400
Convertible debentures                104,034           -             104,034
Other liabilities                     117,901           -             117,901
                                   ----------   -----------       -----------

   Total liabilities                1,459,852      19,400           1,479,252
                                   ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity            1,264,427           -           1,264,427
Limited partners' equity              101,487           -             101,487
                                   ----------   -----------       -----------

     Total owners' equity           1,365,914           -           1,365,914
                                   ----------   -----------       -----------

     Total liabilities and
      owners' equity               $2,825,766   $  19,400          $2,845,166
                                   ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                     LIBERTY PROPERTY LIMITED PARTNERSHIP

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                          (UNAUDITED AND IN THOUSANDS)

                                                                           LIBERTY
                                            THE                            PROPERTY
                                          WISPARK        PRO               LIMITED
                           HISTORICAL    PROPERTIES     FORMA            PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------  -------------  ------------       ------------
REVENUE
Rental                     $  203,297    $  1,190                         $  204,487
Operating expense reim-
 bursement                     71,048         375                             71,423
Management fees                   447           -                                447
Interest and other              2,781           -                              2,781
                           ----------    ---------                        -----------
Total revenue                 277,573       1,565                            279,138
                           ----------    ---------                        -----------

OPERATING EXPENSES
Rental property expenses       51,786          82                             51,868
Real estate taxes              23,765         246                             24,011
General and administrative     11,409           -                             11,409
Depreciation and amorti-
 zation                        48,809           -      $    364  <F5>         49,173
                           ----------    ---------     ---------          -----------

Total operating expenses      135,769         328           364              136,461
                           ----------    ---------     ---------          -----------

Operating income              141,804       1,237          (364)             142,677

Interest expense               56,255           -           978  <F6>         57,233
                           ----------    ---------     ---------          -----------

Net income (loss)          $   85,549    $  1,237      $ (1,342)          $   85,444
                           ==========    =========     =========          ===========

Net income (loss)
 allocated to general
 partner                   $   79,587    $  1,143      $ (1,238)          $   79,492

Net income (loss)
 allocated to limited
 partners                       5,962          94          (104) <F7>          5,952
                           ==========    =========     =========          ===========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
             AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
September 30, 1998 and for the nine months ended September 30, 1998.

<F2>  Reflects the Total Investment in the Wispark Properties.

<F3>  Reflects the use of $19,400 from the credit facility to finance the Total Investment in the Wispark Properties.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Wispark Properties in order to reflect a full nine months of operations for the acquisition.

<F5>  Reflects incremental depreciation of the Wispark Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $19,400 on the credit facility to fund the purchase of the Wispark Properties.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 7.71%.

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 1997
                              (UNAUDITED AND IN THOUSANDS)

                                                                           LIBERTY
                                            THE                            PROPERTY
                                          WISPARK         PRO              LIMITED
                           HISTORICAL    PROPERTIES      FORMA           PARTNERSHIP
                              <F1>         <F2>       ADJUSTMENTS        CONSOLIDATED
                           ----------  -------------  ------------       ------------
REVENUE
Rental                     $  169,859    $  1,640                         $  171,499
Operating expense reim-
 bursement                     55,502         536                             56,038
Management fees                   673           -                                673
Interest and other              6,483           -                              6,483
                           ----------    ---------                        -----------
Total revenue                 232,517       2,176                            234,693
                           ----------    ---------                        -----------

OPERATING EXPENSES
Rental property expenses       43,118         147                             43,265
Real estate taxes              17,961         321                             18,282
General and administrative     10,650           -                             10,650
Depreciation and amorti-
 zation                        40,752           -      $    485  <F3>         41,237
                           ----------    ---------     ----------         -----------

Total operating expenses      112,481         468           485              113,434
                           ----------    ---------     ----------         -----------

Operating income              120,036       1,708          (485)             121,259

Premium on debenture
  conversion                       98           -             -                   98

Interest expense               53,888           -         1,305  <F4>         55,193
                           ----------    ---------     ----------         -----------

Net income (loss)          $   66,050    $  1,708      $ (1,790)          $   65,968
                           ==========    =========     ==========         ===========

Net income (loss)
 allocated to general
 partner                   $   60,444    $  1,554      $ (1,628)          $   60,370

Net income (loss)
 allocated to limited
 partners                       5,606         154          (162) <F5>          5,598
                           ==========   =========     ===========         ===========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997
                       (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1997.

<F2>  Reflects the incremental addition of revenues and certain expenses of the Wispark Properties in order to reflect a full year of operations for the acquisition.

<F3>  Reflects incremental depreciation of the Wispark Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $19,400 on the credit facility to fund the purchase of the Wispark Properties.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.07%.

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  December 22, 1998       BY:  /s/ GEORGE J. ALBURGER, JR.
                                ----------------------------------------
                                NAME:   George J. Alburger, Jr.
                                TITLE:  Chief Financial Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  December 22, 1998       BY: /s/ GEORGE J. ALBURGER, JR.
                                ----------------------------------------
                                NAME:   George J. Alburger, Jr.
                                TITLE:  Chief Financial Officer

                                                             EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in the Registration Statement (Form S-3 No. 333-43267) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-53297) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-63115) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-3 No. 33-94782) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-14139) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-8 No. 33-94036) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-8 No. 333-44149) and related Prospectus of Liberty Property Trust of our report dated December 22, 1998, with respect to the Statement of Operating Revenues and Certain Operating Expenses for the Wispark Properties, included in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership dated December 22, 1998, filed with the Securities and Exchange Commission.



                                                 /s/ FEGLEY & ASSOCIATES
                                                 Fegley & Associates
                                                 Plymouth Meeting, PA
                                                 December 22, 1998